Right-Of-Use Assets (Notes)	12 Months Ended
Dec. 31, 2019
Right-Of-Use Assets [Abstract]
Right-of-use assets
RIGHT-OF-USE ASSETS:

The following table details the changes to the net book value of ROU assets during 2019:

	Land	Buildings	Other	Total
Balance — January 1, 2019	$7.3	$103.5	$0.7	$111.5
Additions	—	27.5	2.1	29.6
Depreciation	(0.6)	(31.6)	(0.3)	(32.5)
Write down of assets and lease terminations(i)	—	(4.7)	—	(4.7)
Foreign exchange and other	0.3	—	(0.1)	0.2
Balance — December 31, 2019	$7.0	$94.7	$2.4	$104.1

(i)
During 2019, we recorded $1.0 (as restructuring charges) to write down certain ROU assets in connection with restructuring actions pertaining to vacated properties, resulting in part from sublet recoveries that were lower than the carrying value of the related leases. See note 16(a). We also terminated several leases in connection with restructuring actions and de-recognized $3.7 of ROU assets in connection therewith.

We review the carrying amount of ROU assets for impairment whenever events or changes in circumstances (triggering events) indicate that the carrying amount of such assets (or the related CGU or CGUs) may not be recoverable. If any such indication exists, we test the carrying amount of such assets or CGUs for impairment. We did not identify any triggering event during the course of 2019 indicating that the carrying amount of our ROU assets or related CGUs may not be recoverable. However, we recorded non-cash restructuring charges in 2019 to write-down certain ROU assets related to vacated properties in connection with actions pertaining to our cost efficiency initiative. See note 16(a).